UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. _______)

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

PACIFIC COAST NATIONAL BANCORP
(Name of Registrant as Specified in Its Charter)

______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:
____________________________________________________________________

2)	Aggregate number of securities to which transaction applies:
____________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
____________________________________________________________________

4)	Proposed maximum aggregate value of transaction:
____________________________________________________________________

5)	Total fee paid:
____________________________________________________________________

☐ Fee paid previously by written preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:
____________________________________________________________________

2)	Form Schedule or Registration Statement No.:
____________________________________________________________________

3)	Filing Party:
____________________________________________________________________

4)	Date Filed:
____________________________________________________________________

PACIFIC COAST NATIONAL BANCORP
905 Calle Amanecer, Suite 100
San Clemente, California 92673
(949) 361-4300

April 27, 2007
Dear Shareholder:

You are cordially invited to attend the 2007 annual meeting of shareholders of Pacific Coast National Bancorp. The meeting will be held on June 25, 2007, at 10:00a.m., local time, at the Holiday Inn, 111 South Avenida De Estrella, San Clemente, California, 92672.

We are pleased to enclose the proxy statement for the 2007 annual meeting. At the meeting, you and the other shareholders will be asked to vote on the following matters:

1. The election of eleven directors to our board of directors for terms expiring at the 2008 annual meeting of shareholders or until their successors are duly elected and qualified;

2. The ratification of McGladrey & Pullen, LLP, as our independent accountants for the fiscal year ending December 31, 2007; and

3. The transaction of such other business as may properly come before the annual meeting or at any adjournment or postponement thereof. Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.

Our board of directors believes that an affirmative vote for all nominees named in the proxy statement to serve as the directors of Pacific Coast National Bancorp and for the ratification of our independent accountants is in the best interests of our company and shareholders and has unanimously recommended that our shareholders vote in favor of the proposals.

We hope that you will be able to attend the annual meeting to vote on these matters. Whether or not you expect to attend the meeting in person, please complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States) or submit your proxy over the Internet or by telephone. For further details, see “About the Annual Meeting - How do I vote?”

In addition to the proxy statement, a copy of our annual report on Form 10-KSB for the year ended December 31, 2006, which is not part of the proxy soliciting material, is enclosed.

We encourage you to conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up for electronic delivery of our shareholder communications. For more information, see “About the Annual Meeting - How can I receive future shareholder communications electronically?”

We appreciate your interest and investment in Pacific Coast National Bancorp and look forward to seeing you at the annual meeting.

Sincerely,

/s/ Michael S. Hahn
Michael S. Hahn
President and Chief Operating Officer

PACIFIC COAST NATIONAL BANCORP
905 Calle Amanecer, Suite 100
San Clemente, California 92673
(949) 361-4300

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on June 25, 2007

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Shareholders of Pacific Coast National Bancorp will be held at 10:00 a.m., local time, on June 25, 2007, at the Holiday Inn, 111 South Avenida De Estrella, San Clemente, California, 92672, to consider and act upon the following matters:

1.
The election of eleven directors to the board of directors of Pacific Coast National Bancorp for terms expiring at the 2008 annual meeting of shareholders or until their successors are duly elected and qualified;

2.	The ratification of McGladrey & Pullen, LLP, as the independent accountants for Pacific Coast National Bancorp for the fiscal year ending December 31, 2007; and

3.
The transaction of such other business as may properly come before the annual meeting or at any adjournment or postponement thereof. Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.

Only shareholders of record as of the close of business on April 27, 2007 are entitled to notice of, and to vote at, the annual meeting or any adjournments thereof. A list of shareholders will be available for inspection for a period of 10 days prior to the annual meeting at the main office of Pacific Coast National Bancorp at 905 Calle Amanecer, Suite 100, San Clemente, California 92673 and will also be available for inspection at the meeting itself.

You are cordially invited to attend the annual meeting in person. However, whether or not you expect to attend the annual meeting in person, we urge you to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States) or submit your proxy over the internet or by telephone. This will ensure the presence of a quorum at the annual meeting and that your shares are voted in accordance with your wishes. For further details, see “About the Annual Meeting - How do I vote?”

By Order of the Board of Directors

/s/ Michael S. Hahn
Michael S. Hahn
President and Chief Operating Officer

San Clemente, California
April 27, 2007

This notice of annual meeting and proxy statement and form of proxy are first being distributed to shareholders on or about April 30, 2007.

PACIFIC COAST NATIONAL BANCORP
905 Calle Amanecer, Suite 100
San Clemente, California 92673

___________________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 25, 2007

_______________________________

This proxy statement contains information related to the annual meeting of shareholders of Pacific Coast National Bancorp to be held on June 25, 2007, beginning at 10:00 a.m., local time, at the Holiday Inn, 111 South Avenida De Estrella, San Clemente, California, 92672, and at any postponements or adjournments thereof.

ABOUT THE ANNUAL MEETING

Who is soliciting my proxy?

Our board of directors is sending you this proxy statement in connection with the solicitation of proxies for use at the 2007 annual meeting. Certain of our directors, officers, and employees may also solicit proxies on our behalf by mail, telephone, facsimile or in person.

Who will bear the costs of soliciting proxies for the annual meeting?

We will bear the cost of soliciting proxies for the annual meeting. We have retained Continental Stock Transfer and Trust Company, who acts as our transfer agent and registrar, to assist us in the solicitation of proxies for the annual meeting. A fee will be paid to this firm for these services in addition to the reimbursement of all reasonable out-of-pocket expenses. We may also reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy materials to the beneficial owners of our shares of common stock. In addition to solicitations by mail, our directors, officers and employees, including those of our subsidiary, may solicit proxies personally, by telephone or otherwise, but will not receive any additional compensation for their services.

What is the purpose of the annual meeting?

At the annual meeting, shareholders will act upon the matters outlined in the accompanying notice of annual meeting, including:

•	Proposal One: The election of eleven directors to the board of directors for terms expiring at the 2008 annual meeting of shareholders or until their successors are duly elected and qualified;

•	Proposal Two: The ratification of McGladrey & Pullen, LLP, as our independent accountants for the fiscal year ending December 31, 2007.

In addition, our management will report on our performance during 2006 and respond to appropriate questions from shareholders. Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.

Who is entitled to vote at the annual meeting?

Only shareholders of record as of the close of business on the record date, April 27, 2007, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the annual meeting or any postponement or adjournment thereof. Each outstanding share of our common stock entitles its holder to cast one vote on each matter to be voted upon at the annual meeting. The total number of shares of our common stock outstanding on the record date and eligible to cast votes at the annual meeting is 2,281,500.

Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring appropriate documentation from your broker or nominee to personally vote at the annual meeting.

How many votes must be present to hold the annual meeting?

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date, or 1,140,751 shares, will constitute a quorum at the annual meeting. For purposes of determining a quorum, proxies received but marked as abstentions and broker non-votes will be treated as shares that are present and entitled to vote. A broker non-vote occurs when a broker or other nominee indicates on the proxy card that it does not have discretionary authority to vote on a particular matter.

How do I vote?

You may vote your shares either in person at the annual meeting or by proxy whether or not you attend the annual meeting. Shares held in your name as the shareholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Shareholders whose shares are registered in their own names may vote by submitting a proxy via the Internet, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card. To vote by mailing a proxy card, sign and return the enclosed proxy card in the enclosed prepaid and addressed envelope, and your shares will be voted at the meeting in the manner you direct. Granting a proxy will not affect your right to vote your shares if you attend the annual meeting and want to vote in person; by voting in person you will revoke your proxy. You may also revoke your proxy at any time before the vote at the meeting by providing our Corporate Secretary written notice of your revocation or by submitting a proxy bearing a later date via Internet, telephone or mail. If you submit your proxy but do not mark your voting preferences, the proxy holders will vote your shares FOR the election of each of the nominees for director and FOR the ratification of McGladrey & Pullen, LLP as our independent accountants for 2007.

If your shares are registered in the name of a broker, trustee or nominee, you will receive instructions from your holder of record that must be followed in order for the record holder to vote the shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

Can I change my vote?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the annual meeting. If you are the shareholder of record, you may change your vote by granting via Internet, telephone or mail a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

How are votes counted?

In the election of directors, unless cumulative voting is triggered, you may vote “FOR” all of the nominees or your vote may be withheld with respect to one or more of the nominees. If your vote is withheld with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee.

Under California law, no shareholder will be permitted to cumulate votes unless, prior to the voting at the annual meeting, a shareholder has given notice of his or her intention to cumulate votes at the meeting and the nominee for which he or she intends to cumulate votes has properly been nominated. If any shareholder gives notice of his or her intent to cumulate votes at the meeting, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting enables a shareholder to multiply the number of votes that he or she would be entitled to cast by the number of directors to be elected, which is eleven, and cast the product for a single candidate or distribute the product among two or more candidates. Our board of directors does not, at this time, intend to give such notice or to cumulate the votes it may hold by authority of the proxies solicited by the board unless the required notice by a shareholder is given, in which event votes represented by proxies delivered pursuant to this proxy statement may be cumulated in the discretion of the proxy holders, in accordance with the recommendation of the board of directors. Therefore, discretionary authority to cumulate votes in such event is solicited by this proxy statement. The eleven candidates for election of directors receiving the highest number of votes will be elected, whether or not votes are cumulated.

In the proposal to approve the appointment of McGladrey & Pullen, LLP, as our independent public accountants for the 2007 fiscal year, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you submit your proxy or voting instructions without giving specific instructions, your shares will be voted in accordance with the recommendations of our board of directors (“FOR” all of the nominees to the board of directors, “FOR” the ratification of our independent public accountants and in the discretion of the proxy holders on any other matters that properly come before the annual meeting).

What vote is required to approve each proposal?

Proposal One: The affirmative vote of a plurality of the votes cast in person or by proxy at the annual meeting is required for the election of directors. A properly executed proxy marked “WITHHELD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will have no legal effect on the election of directors.

Proposal Two: The affirmative vote of a majority of the shares of our common stock present in person or by proxy and voting at the annual meeting is required to ratify the appointment of McGladrey & Pullen, LLP, as our independent public accountants for the 2007 fiscal year. Abstentions and broker non-votes will not be counted as a vote “FOR” or “AGAINST” the proposal.

Can I vote on other matters?

The matters presented at an annual meeting are limited to those properly presented by the board of directors and those properly presented by shareholders. We have not received notice from any shareholder as to any matter to come before the annual meeting. If any other matter is presented at the annual meeting, your signed proxy gives Terry A. Stalk and Sally K. Myers, the proxy holders, authority to vote your shares.

How does the board of directors recommend I vote on the proposals?

Unless you give other instructions on your proxy card, Terry A. Stalk and Sally K. Myers, the proxy holders, will vote in accordance with the recommendations of our board of directors. Our board of directors recommends a vote FOR the election of the nominated slate of directors and FOR the ratification of McGladrey & Pullen, LLP, as our independent public accountants for 2007.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our board of directors, or if no recommendation is given, in their own discretion.

How can I receive future shareholder communications electronically?

If you received your annual meeting materials by mail, we encourage you to conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your shareholder communications via e-mail. With electronic delivery, we will notify you via e-mail as soon as the annual report and the proxy statement are available on the Internet, and you can easily submit your shareholder votes online. Electronic delivery can also help reduce the number of bulky documents in your personal files and eliminate duplicate mailings. To sign up for electronic delivery, follow the instructions on your proxy card.

Who can help answer my questions?

If you have any questions about the annual meeting or how to vote or revoke your proxy, or if you should need additional copies of this proxy statement or voting materials, please contact:

Terry A. Stalk
Executive Vice President and Chief Financial Officer
Pacific Coast National Bancorp
905 Calle Amanecer, Suite 100
San Clemente, California 92673
(949) 361-4300

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

This following table sets forth information regarding the beneficial ownership of the common stock of Pacific Coast National Bancorp (the “Company,” “we” or “us”) as of April 27, 2007, for:

•	each person known by us to own beneficially more than 5% of our common stock;

•	each officer named in the summary compensation table;

•	each of our directors and director nominees; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. In addition, shares of common stock issuable upon exercise of options and warrants beneficially owned that are exercisable within sixty days of April 27, 2007, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options and other rights, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person.

Name and Address* of Beneficial Owners	Number of Shares Beneficially Owned	Percent of Class (14)
Greater Than 5% Shareholders:
None

Directors and Named Executive Officers:
Thomas J. Applegate	9,333(1)	*
Michael V. Cummings	5,644(2)	*
David E. Davies	4,744(3)	*
Fred A. deBoom	10,370(4)	*
Colin Forkner	68,272(5)	2.91%
Richard Grinyer	102,272(6)	4.34%
Michael Hahn	84,272(7)	3.58%
David Johnson	16,444(8)	*
Dennis C. Lindeman	37,591(9)	1.63%
Denis Hugh Morgan	40,444(10)	1.76%
James Shute	25,970(11)	1.13%
John Vuona	6,770(12)	*
Terry Stalk	45,472(13)	1.96%
All directors and executive officers as a group (12) (15)	355,326	14.02%

* The address of each of our directors and named executives is c/o Pacific Coast National Bancorp, 905 Calle Amanecer, Suite 100, San Clemente, California 92673.

Notes to beneficial ownership table:

(1) Includes options to acquire 833 shares of common stock and warrants to acquire 1,000 shares of common stock.
(2) Includes options to acquire 444 shares of common stock and warrants to acquire 4,200 shares of common stock.
(3) Includes options to acquire 444 shares of common stock and warrants to acquire 4,050 shares of common stock.
(4) Includes options to acquire 370 shares of common stock and warrants to acquire 5,000 shares of common stock.
(5) Includes options to acquire 62,272 shares of common stock and warrants to acquire 1,000 shares of common stock.
(6) Includes options to acquire 62,272 shares of common stock and warrants to acquire 15,000 shares of common stock.
(7) Includes options to acquire 62,272 shares of common stock and warrants to acquire 12,000 shares of common stock.
(8) Includes options to acquire 444 shares of common stock and warrants to acquire 6,000 shares of common stock.
(9) Includes options to acquire 481 shares of common stock and warrants to acquire 17,660 shares of common stock.

(10) Includes options to acquire 444 shares of common stock and warrants to acquire 15,000 shares of common stock.
(11) Includes options to acquire 370 shares of common stock and warrants to acquire 12,600 shares of common stock.
(12) Includes options to acquire 370 shares of common stock and warrants to acquire 4,400 shares of common stock.
(13) Includes options to acquire 39,472 shares of common stock and warrants to acquire 1,000 shares of common stock.
(14) Calculated based on 2,281,500 shares of common stock outstanding as of April 27, 2007 plus options and warrants exercisable within sixty days of April 27, 2007 for the individual or the group, as applicable.
(15) Mr. Grinyer resigned from his positions effective April 16, 2007 and, therefore, is not included in the group computation.

PROPOSAL ONE:
ELECTION OF DIRECTORS

Nominees

Our bylaws authorize our board of directors to fix the number of directors at any number not less than five. Our board of directors presently consists of eleven members, and the number of directors has been fixed at eleven in connection with the annual meeting. The board of directors has proposed the nominees listed below for election as directors to serve until the 2008 annual meeting or until their successors are duly elected and qualified. All of the nominees listed below currently serve on our board of directors.

Unless otherwise specified in the accompanying form of proxy, proxies solicited hereby will be voted for the election of the nominees listed below. Each of the nominees has agreed to serve. If any of them should become unable to serve as a director, the board of directors may designate a substitute nominee. In that case, the proxies shall be voted for the substitute nominee or nominees to be designated by the board of directors. If no substitute nominees are available, the size of the board of directors will be reduced.

There are no arrangements or understandings between Pacific Coast National Bancorp and any person pursuant to which such person has been elected or nominated as a director.

Set forth below is certain information with respect to each nominee for election as a director:

Name	Age	Position(s) Held with Pacific Coast National Bancorp	Position(s) Held with Pacific Coast National Bank	Director Since
Thomas J. Applegate	54	Director	Director	2006
Michael Cummings	65	Director	Director	2005
David E. Davies	72	Director	Director	2005
Fred A. deBoom	71	Director	Director	2005
Colin Forkner	63	Vice Chairman & Chief Executive Officer	Vice Chairman & Chief Executive Officer	2005
Michael Hahn	48	Director & President	Director & President	2005
David Johnson	60	Director	Director	2005
Dennis C. Lindeman	59	Chairman & Director	Chairman & Director	2005
Denis Hugh Morgan	54	Director	Director	2005
James Shute	40	Vice Chairman & Director	Vice Chairman & Director	2005
John Vuona	49	Director	Director	2005

Thomas J. Applegate Mr. Applegate is a Director of Pacific Coast National Bancorp and Pacific Coast National Bank (the “Bank”). He is a partner with the public accounting firm of CEA, LLP, and has been actively engaged in the public accounting industry for the past 26 years. He has been licensed as a certified public accountant by the State of California since May 1981. A California native, Mr. Applegate is a graduate of San Diego State University. He has served on the faculty of Palomar College and National University and currently serves as an advisory director of the boards of two large private companies. Mr. Applegate is active member of the Chamber of Commerce, Rotary International, California Society of Certified Public Accountants, the American Institute of Certified Public Accountants and North County Estate Planning Group of San Diego.

Michael V. Cummings Mr. Cummings is a Director of Pacific Coast National Bancorp and Pacific Coast National Bank. Since April 2000, Mr. Cummings has been actively engaged in providing bank consulting services. Prior to that, he served for fifteen years in various executive management positions with Manufacturers Bank, Southern California Bank and the Bank of California, and served in various other banking functions for over 35 years. Mr. Cummings earned his Associates of Arts degree from El Camino College in 1963 and furthered his studies at California State University at Fullerton, majoring in Business Administration. Mr. Cummings has lived or worked in our primary service area for more than twenty years.

David E. Davies Mr. Davies is a Director of Pacific Coast National Bancorp and Pacific Coast National Bank. He has most recently served as an instructor of managerial finance at the University of Phoenix. Prior to that, he taught Economics and Banking at Keller Graduate School of Management. Until 1997, Mr. Davies was a career banker, having functioned primarily as a commercial real estate loan officer for First Interstate Bank, Sumitomo Bank and the Toyo Trust & Banking Co. He is a graduate of Miami University, where he earned a Bachelor of Science degree in Finance, and of Northwestern University, where he earned a Masters of Business Administration degree in Finance. He has also completed several real estate certificate programs at the University of California, Los Angeles and Stanford.

Fred A. deBoom Mr. deBoom is a Director of Pacific Coast National Bancorp and Pacific Coast National Bank. He has been a director of Acacia Research (NASDAQ) and Combimatrix(NASDAQ) for 10 years and has served as a managing partner in Sonfad Associates, a merger and acquisition consulting firm for the past eight years. Before joining Sonfad Associates, he served for five years as the vice president and manager of Tokei Bank’s Pasadena office and in a similar capacity for Union Bank during the nine-year period preceding his time with Tokei Bank. For the seventeen years prior to that, he was a vice president and manager for First Interstate Bank. Mr. deBoom received a Bachelor of Arts degree from Michigan State University and a Master of Business Administration degree in finance from the University of Southern California. Mr. deBoom has been a San Clemente resident since 1995.

Colin M. Forkner  Mr. Forkner is the Chief Executive Officer of Pacific Coast National Bancorp and Pacific Coast National Bank.  Mr. Forkner had retired as President and Chief Executive Officer of California First National Bank, an Irvine, California-based bank that he founded in 1999.  Before his retirement, Mr. Forkner had been actively engaged in banking for over forty years, during which time he held numerous senior executive management positions with Security Pacific Corporation, The Bank of California, Mitsubishi Bank of California, Northern Trust Bank of California and California First National Bank.  He began his banking career in 1965 with Security Pacific Corporation where he served in numerous management capacities, including Executive Vice President.  He left Security Pacific Corporation in 1986 to become Executive Vice President and Director of Strategic Planning, Marketing & Acquisitions for the Bank of California. Next he was appointed Chief Executive Officer of the affiliated institution, Mitsubishi Bank of California where he remained until heading its merger in 1989 with The Bank of California. Mr. Forkner then remained with The Bank of California in several executive officer capacities, including Executive Vice President and Chief Credit Officer, and Chairman and Chief Executive Officer of the non-traditional investments affiliate.  Mr. Forkner left The Bank of California in 1991 to join Community Bank, where he served as Executive Vice President and Chief Administrative Officer, before joining Northern Trust Bank of California as Managing Director, where he served for four years.  He left Northern Trust Bank in 1997 to found California First National Bank and serve as its President and Chief Executive Officer.  Mr. Forkner is a director and active alumnus of The Peter F. Drucker Graduate School of Management, Claremont Graduate University.  He also completed the Graduate School of Financial Management, Stanford University Graduate School after earning a degree in Economic Theory from Claremont Men’s College.

Michael S. Hahn Mr. Hahn is a Director and the President of Pacific Coast National Bancorp and Pacific Coast National Bank. He also serves as Chief Operating Officer of the Bank. Mr. Hahn is a San Diego County native and has more than twenty years of community banking experience in the Bank’s service areas. Mr. Hahn began his banking career with California First Bank which became Union Bank of California, where he served for nineteen years in various management and officer capacities, including Coastal Business Banking Center Manager, where he managed the bank’s business banking in South Orange County and North San Diego County for twenty-one offices. While at Union Bank of California, Mr. Hahn also served for eighteen months as Chairman of Vice Chairman, Richard Hartnack’s advisory board. Mr. Hahn’s banking career with Union Bank of California was briefly interrupted from 1998 to 2000 when he left to join Temecula Valley Bank, N.A. as Senior Vice President and Manager to assist them in opening their second de novo office in Fallbrook, California. Following his time with Temecula Valley Bank, N.A., he rejoined Union Bank of California to re-open and expand their business banking office in Oceanside, California where he served until October 31, 2003 when he left the bank to organize Pacific Coast National Bank. Mr. Hahn holds a Bachelor of Science degree in Business and Management from the University of Redlands and Associates in Arts degree in Real Estate from Palomar Community College. Mr. Hahn is also a graduate of the prestigious leadership program, LEAD San Diego. He has also been actively involved in numerous leadership positions with local non-profit organizations, including the San Clemente Sunrise, the San Clemente Chamber of Commerce, Fallbrook Village, Encinitas/La Costa and Shadowridge/Vista Rotary Clubs, the Downtown Encinitas Mainstreet Association, the Vista Economic Development Association and various local chapters of the Boys and Girls Club.

David Johnson Mr. Johnson is a Director of Pacific Coast National Bancorp and Pacific Coast National Bank. He currently serves as Vice President-Finance and a major stockholder of Affinity Medical Technologies, LLC. Before joining Affinity Medical Technologies, he served for six years as a senior executive officer of First Plus Bank in Tustin, California, first as a Director and thereafter as President and Chief Financial Officer. Mr. Johnson also has significant experience in accounting. He is a former certified public accountant and spent eighteen years with the accounting firm of McGladrey & Pullen, LLP as a partner, during which time he audited financial institutions. Mr. Johnson is a graduate of the University of Minnesota, where he earned a Bachelor of Arts in Accounting and has been a resident of Yorba Linda, California since 1982.

Dennis C. Lindeman  Mr. Lindeman is Chairman of the Board of Pacific Coast National Bancorp and Pacific Coast National Bank.  He is a Certified Financial Planner and has spent the last twenty years providing comprehensive business and financial planning services to closely-held business owners, executives and their families throughout Southern California.  Mr. Lindeman is a veteran of the United States Marine Corps, where he served for twenty years, primarily in operational planning and command capacities, before retiring as a Lieutenant Colonel.  Mr. Lindeman has been actively involved in leadership capacities with numerous community organizations. Mr. Lindeman received a Bachelor of Arts degree in Economics from Luther College.  He is also a graduate of the United States International University, where he received a Master of Business Administration degree in Finance.  He has lived in Fallbrook for the past twenty-five years.

Denis H. Morgan Mr. Morgan is a Director of Pacific Coast National Bancorp and Pacific Coast National Bank. He is a registered civil engineer and a licensed general contractor in the states of California, Florida and Nevada. He served as the President and Chief Executive Officer of Pacific 17 until the business was acquired by Alcoa in November 2001. He has been active in investing in real estate opportunities since 1989 and is currently investing in and developing multi-family units in California, Arizona and New York. Mr. Morgan has also been actively involved in numerous community organizations. His volunteer activities include service as Finance Chairperson for the United Negro College Fund (San Diego), as corporate sponsor to the Urban League, Neighborhood House, National Association for the Advancement of Colored People (NAACP) and several other organizations that provide educational, housing, and financial support to the community. Mr. Morgan is a graduate of the University of Guyana, where he earned an HTD in Civil Engineering and a Bachelor of Engineering degree in Highway Engineering. He also earned a Master of Science degree in Structural Engineering from the City University of London.

James W. Shute Mr. Shute is a Vice Chairman of Pacific Coast National Bancorp and Pacific Coast National Bank. He serves as President of J.W. Shute International, a real estate development and consulting firm based in Irvine, California that he founded in 1996. J.W. Shute International has been actively involved in many successful residential, retail, office, preschool, and industrial developments throughout the western United States. Mr. Shute is a graduate of the University of California, Berkeley, where he earned a Bachelor of Arts degree in Economics and Real Estate, and the University of Southern California, where he earned his Masters of Business Administration degree.

John Vuona Mr. Vuona is a director of Pacific Coast National Bancorp and Pacific Coast National Bank. He is a partner in the accounting firm of Bentson & Vuona, LLP, which he founded in 1995. Prior to forming the firm, he served as a senior manager with McGladrey & Pullen, LLP and as a partner in the firm of Gillespie, Lefevie, Lokietz & Vuona. Over his career, Mr. Vuona has worked extensively with closely-held companies in the areas of financial, manufacturing, distribution, service and construction industries. He is a certified public accountant and a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants. Mr. Vuona is a graduate of Babson College, where he earned a Bachelor of Science degree in Accounting. He also completed a Master of Science degree in Taxation at the University of Southern California. Mr. Vuona currently resides in Rancho Santa Margarita, California.

  Other executive officers

In addition to Messrs. Forkner and Hahn, who are listed as director nominees above, Terry A. Stalk, age 52, serves as Executive Vice President and Chief Financial Officer of Pacific Coast National Bancorp and Pacific Coast National Bank. Ms. Stalk is a California native and has been actively involved in banking for over thirty years. Before joining the organizing team, Ms. Stalk was Senior Vice President and Director of Strategic Planning for Hawthorne Savings, FSB, a $2.4 billion federal savings bank where she served from 1999 to 2004. Prior to joining Hawthorne Savings, Ms. Stalk served as Chief Financial Officer for American International Bank, Pacific Western National Bank and El Segundo First National Bank. Ms. Stalk attended the University of California, San Diego.

Mr. Richard W. Grinyer served as a Director of Pacific Coast National Bancorp and Pacific Coast National Bank until his resignation in April 2007. He also resigned from his position as Executive Vice President and Chief Credit Officer of the Bank in April 2007. He has continued his employment with the Bank but is no longer an executive officer. He has been actively involved in the banking business in San Diego County for more than twenty-eight years. Over his career, he has served in various lending officer capacities with Union Bank of California, Bank of America, N.A., California Bank & Trust and El Dorado Bank. Mr. Grinyer holds a Bachelor of Science degree in Accountancy from California State Polytechnic University, Pomona. He has also been actively involved in numerous community service organizations, including the Oceanside Boys & Girls Club, the North County Humane Society, the Oceanside Rotary Club, and currently the Boys & Girls Club of the South Coast Area.

CORPORATE GOVERNANCE

Corporate governance principles and board matters

We are committed to having sound corporate governance principles, both at the holding company level and at Pacific Coast National Bank. Such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace. We have adopted a Code of Business Conduct and Ethics, which, together with the policies referred to therein, is applicable to all of our directors, officers and employees and complies with Item 406 of Regulation S-B of the Securities Exchange Act of 1934 (the “Exchange Act”). The Code of Business Conduct and Ethics covers all areas of professional conduct, including conflicts of interest, disclosure obligations, insider trading and confidential information, as well as compliance with all laws, rules and regulations applicable to our business. We encourage all employees, officers and directors to promptly report any violations of any of our policies. Copies of our Code of Business Conduct and Ethics may be obtained by any person, without charge, upon written request to Pacific Coast National Bancorp, Attn: Corporate Secretary, 905 Calle Amanecer, Suite 100, San Clemente, California 92673.

Board Independence

Our Board of Directors has determined that each of our current directors, except Messrs. Forkner and Hahn, is independent under the applicable NASDAQ rules. Mr. Forkner currently serves as our and the Bank’s Chief Executive Officer. Mr. Hahn currently serves as our and the Bank’s President as well as the Chief Operating Officer of the Bank.

Director qualifications

We believe that our directors should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government or banking. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. Each director must represent the interests of all shareholders. When considering potential director candidates, the board also considers the candidate’s character, judgment, diversity, age, skills, including financial literacy and experience in the context of our needs and the needs of the board of directors.

Shareholder communications with our board of directors

Our board of directors has established a process for shareholders to communicate with the board of directors or with individual directors. Shareholders who wish to communicate with our board of directors or with individual directors should direct written correspondence to our Corporate Secretary at our principal executive offices located at 905 Calle Amanecer, Suite 100, San Clemente, California 92673. Any such communication must contain:

•	a representation that the shareholder is a beneficial holder of our capital stock;

•	the name and address, as they appear on our books, of the shareholder sending such communication; and

•	the number of shares of our capital stock that is beneficially owned by such shareholder.

The Corporate Secretary will forward such communications to our board of directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.

Board structure and committee composition

As of the date of this proxy statement, our board of directors is composed of eleven persons. We also have an Audit Committee, Compensation Committee and Nominating and Governance Committee. The membership during the last fiscal year and the function of each of the committees are described below.

Board of directors’ meetings for Pacific Coast National Bancorp are held at least quarterly. During the fiscal year 2006, our board held nine (9) meetings. Each director attended at least 75% of the total of all Board and applicable committee meetings, except for Michael V. Cummings who attended 67% (two of three) of the Compensation Committee meetings. Directors are encouraged to attend annual meetings of our shareholders, although we have no formal policy on director attendance at annual shareholders’ meetings. Directors Denny Lindeman, Colin Forkner, Richard W. Grinyer, Michael Hahn and David Davies attended the last annual meeting of our shareholders.

Committees of Pacific Coast National Bancorp

Audit Committee

Our board of directors has established an Audit Committee to assist the board in fulfilling its responsibilities for general oversight of the integrity of our consolidated financial statements, compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of independent auditors and our internal audit function, and risk assessment and risk management. The duties of the Audit Committee include:

•	appointing, evaluating and determining the compensation of our independent auditors;

•	reviewing and approving the scope of the annual audit, the audit fee and the financial statements;

•	reviewing disclosure controls and procedures, internal control over financial reporting, the internal audit function and corporate policies with respect to financial information;

•	reviewing other risks that may have a significant impact on our financial statements;

•	preparing the Audit Committee report for inclusion in the annual proxy statement; and

•	establishing procedures for the receipt, retention and treatment of complaints regarding accounting and auditing matters.

The Audit Committee works closely with management as well as our independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

Our board of directors has adopted a written charter for the Audit Committee. The members of the Audit Committee are Dennis Lindeman, David Davies and David Johnson (Chairman). The Audit Committee meets regularly and held seven (7) meetings during fiscal year 2006. Our board of directors has determined that each member of the Audit Committee satisfies the independence requirements of the Securities and Exchange Commission and NASDAQ. Our Board has also determined that Mr. Johnson qualifies as an “audit committee financial expert” under Item 407(d)(5) of Regulation S-B under the Exchange Act and has the requisite accounting or related financial expertise required by applicable NASDAQ rules.

A copy of our Audit Committee Charter is attached as Exhibit 1.

Compensation Committee

The Compensation Committee recommends to the board of directors the salaries of executive personnel, compensation paid to directors and the policies, terms and conditions of employment of all employees of Pacific Coast National Bancorp and Pacific Coast National Bank. The Committee also produces an annual report on executive compensation for inclusion in our annual proxy statement. The members of the Compensation Committee are Denis Morgan (Chairman), David Johnson, Dennis C. Lindeman and Michael Cummings. The Compensation Committee held three (3) meetings during the fiscal year 2006.

A copy of our Compensation Committee Charter is attached as Exhibit 2.

Nomination and Governance Committee

The Nomination and Governance Committee reviews all board-recommended and shareholder-recommended nominees, determining each nominee’s qualifications and making a recommendation to the full board of directors as to which persons should be our board’s nominees. The members of the Committee are Dennis C. Lindeman (Chairman), Colin M. Forkner, Michael S. Hahn, Denis Morgan, Michael Cummings, and David Johnson. The Committee met seven (7) times during 2006. The duties and responsibilities of the Committee include:

•	identifying and recommending to our board of directors individuals qualified to become members of our board and to fill vacant board positions;

•	recommending to our board of directors the director nominees for the next annual meeting of shareholders;

•	recommending committee assignments to our board of directors;

•	reviewing and evaluating succession planning for our Chief Executive Officer and other executive officers; and

•	monitoring the continuing education program for our directors.

A copy of our Nomination and Governance Committee Charter is attached as Exhibit 3.

Our board of directors believes that it is necessary that the majority of our board of directors be comprised of independent directors and that it is desirable to have at least one audit committee financial expert serving on the Audit Committee. The Nomination and Governance Committee considers these requirements when recommending board nominees. The Committee utilizes a variety of methods for identifying and evaluating nominees for director. It will regularly assess the appropriate size of the board, and whether any vacancies on the board are expected due to retirement or other circumstances. When considering potential director candidates, the Committee also considers the candidate’s character, judgment, age, skills, including financial literacy, and experience in the context of our needs, the needs of Pacific Coast National Bank and the existing directors.

Our board of directors has established a procedure whereby our shareholders can nominate potential director candidates. The Nomination and Governance Committee will consider director candidates recommended by our shareholders in a similar manner as those recommended by members of management or other directors, provided the shareholder submitting such nomination has complied with procedures set forth in our bylaws.

No candidate for election to our board of directors has been recommended within the preceding year by a beneficial owner of 5% or more of our common stock.

REPORT OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

The information contained in this Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” or incorporated by reference in future filings with the Securities and Exchange Commission, or to be subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

In accordance with its written charter, the Audit Committee assists our board of directors in, among other things, oversight of our financial reporting process, including the effectiveness of our internal accounting and financial controls and procedures, and controls over the accounting, auditing, and financial reporting practices.

Our board of directors has determined that the members of the Audit Committee satisfy the independence requirements of the Securities and Exchange Commission and NASDAQ.

Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, the system of internal controls, and procedures designed to insure compliance with accounting standards and applicable laws and regulations. Our independent auditors are responsible for auditing the financial statements. The Audit Committee’s responsibility is to monitor and review these processes and procedures. The Audit Committee relies, without independent verification, on the information provided to us and on the representations made by management that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of the independent auditors that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

During fiscal 2006, the Audit Committee had seven (7) meetings. The Audit Committee’s regular meetings were conducted so as to encourage communication among the members of the Audit Committee, management, the internal auditors, and our independent auditors for 2006, Vavrinek, Trine, Day & Co., LLP. Among other things, the Audit Committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee separately met with each of the internal and independent auditors, with and without management, to discuss the results of their examinations and their observations and recommendations regarding our internal controls. The Audit Committee also discussed with our independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

The Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2006 with management, the internal auditors, and our independent auditors. Management’s discussions with the Audit Committee included a review of critical accounting policies.

The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between us and our auditors that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee discussed with the auditors any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee has reviewed and approved the amount of fees paid to Vavrinek, Trine, Day & Co., LLP, for audit and non-audit services. The Audit Committee concluded that the provision of services by Vavrinek, Trine, Day & Co., LLP is compatible with the maintenance of their independence.

Based on the above-mentioned review and discussions with management, the internal auditors, and the independent auditors, and subject to the limitations on our role and responsibilities described above and in the Audit Committee Charter, the Audit Committee recommended to the board of directors that our audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission.

On April 19, 2007, we disclosed on a Current Report on Form 8-K that the Company had dismissed Vavrinek, Trine, Day & Co., LLP and that we had engaged McGladrey & Pullen, LLP as the Company’s principal accountants effective April 16, 2007 to audit our financial statements for the year ending December 31, 2007.

Audit Committee of the Board of Directors
David Johnson (Chairman)
Dennis Lindeman
David Davies

EXECUTIVE COMPENSATION

Compensation Philosophy

The duty of the Compensation Committee is to evaluate and make recommendations to the board of directors regarding the administration of the executive compensation program for Pacific Coast National Bancorp and Pacific Coast National Bank. The Compensation Committee is responsible for recommending appropriate compensation goals for the executive officers of Pacific Coast National Bancorp, evaluating the performance of such executive officers in meeting such goals and making recommendations to the board with regard to executive compensation. Pacific Coast National Bancorp’s compensation philosophy is to ensure that executive compensation be directly linked to continuous improvements in corporate performance, achievement of specific operation, financial and strategic objectives, and increases in shareholder value. The Compensation Committee regularly reviews the compensation packages of Pacific Coast National Bancorp’s executive officers, taking into account factors that it considers relevant, such as business conditions within and outside the industry, Pacific Coast National Bancorp’s financial performance, the market composition for executives of similar background and experience, and the performance of the executive officer under consideration. The particular elements of Pacific Coast National Bancorp’s compensation programs for executive officers are described below.

Compensation Structure

The base compensation for the executive officers of Pacific Coast National Bancorp named in the Summary Compensation Table is intended to be competitive with that paid in comparable situated industries, taking into account the scope of responsibilities. The goals of the Compensation Committee in establishing Pacific Coast National Bancorp’s executive compensation program are:

•	to compensate the executive officers of Pacific Coast National Bancorp fairly for their contributions to Pacific Coast National Bancorp’s short, medium and long-term performance; and

•
to allow Pacific Coast National Bancorp to attract, motivate and retain the management personnel necessary to Pacific Coast National Bancorp’s success by providing an executive compensation program comparable to that offered by companies with which Pacific Coast National Bancorp competes for management personnel.

Upon the opening of the Bank, the Company entered into employment agreements with each of the executive officers named in the Summary Compensation Table. Each employment agreement provides for a set base salary during the first year of the agreement, which may be increased upon review by the Board at the end of each year. The base salary level for each officer is determined by taking into account individual experience, individual performance, individual potential, cost of living considerations and specific issues particular to Pacific Coast National Bancorp. Base salary level for executive officers of selected banks and bank holding companies of similar size are also taken into consideration in setting an appropriate base salary for the named executive officers. The base level established for each executive officer is considered by the Compensation Committee to be competitive and reasonable.

The Compensation Committee monitors the base salary levels and the various incentives of the executive officers of Pacific Coast National Bancorp to ensure that overall compensation is consistent with Pacific Coast National Bancorp’s objectives and remains competitive within the area of Pacific Coast National Bancorp’s operations. In setting the goals and measuring an executive’s performance against those goals, Pacific Coast National Bancorp considers the performance of its competitors and general economic and market conditions. None of the factors included in Pacific Coast National Bancorp’s strategic and business goals are assigned a specific weight. Instead, the Compensation Committee recognizes that the relative importance of these factors may change in order to adapt Pacific Coast National Bancorp’s operations to specific business challenges and to reflect changing economic and marketplace conditions.

Annual Compensation

The annual compensation of the executive officers of Pacific Coast National Bank consists of a base salary and an auto allowance or the use of a company-owned auto. In the future, annual performance bonuses may be paid; however, as is typically the case with de novo or “start-up” banks, they are prohibited under an agreement with our primary banking regulators until such time as the bank is profitable.

Stock Incentive Plan

The board of directors and shareholders have approved the Pacific Coast National Bancorp 2005 Stock Incentive Plan. Stock options are currently the primary source of long-term incentive compensation for the executive officers and directors of Pacific Coast National Bancorp and Pacific Coast National Bank. Each of the employees, executive officers, members of senior management and directors of Pacific Coast National Bancorp and Pacific Coast National Bank is eligible to participate in the 2005 Stock Incentive Plan. Pursuant to their respective employment agreements, we issued to Colin M. Forkner, Michael S. Hahn, Richard W. Grinyer and Terry A. Stalk options to purchase 91,200, 91,200, 91,200 and 57,000 stock options, respectively. In 2006, the Compensation Committee made a discretionary award to each of the four executive officers of an additional 4,416 stock options based on the successful completion of the first year of operations at the bank.

Employment Agreements

Compensation of the Chief Executive Officer

We have entered into an employment agreement with Colin M. Forkner regarding his employment as Chief Executive Officer of Pacific Coast National Bank. The term of the agreement is for three (3) years ending May 2008 and will automatically renew for successive one year terms following the end of the initial three year term unless either party provides notice that it will not seek to renew the agreement.

Under the terms of the agreement, Mr. Forkner initially received a base salary of $160,000 per year. Following the first year of the agreement, the base salary was reviewed by the board of directors and increased to $170,000. Mr. Forkner is eligible to participate in any incentive compensation plan and all other benefit programs adopted by the Bank and also receives additional life insurance plus other customary benefits such as health, dental and life insurance, membership fees to banking and professional organizations and an automobile allowance.

Mr. Forkner’s employment agreement also provided for the issuance of options to purchase 91,200 shares of common stock at an exercise price of $10.00 per share, exercisable within 10 years from the date of grant. 30,000 of the options are being treated as incentive stock options, and 61,200 are being treated as non-statutory stock options, all of which vest ratably over a period of three years beginning on the date of grant.

In reviewing the 2006 compensation of Mr. Forkner, the Compensation Committee and board of directors undertook the same evaluation set forth above with respect to executive officers. The Compensation Committee believes that Mr. Forkner’s total compensation is reasonable and competitive based on the overall performance of Pacific Coast National Bancorp.

On February 1, 2004, we entered into a consulting agreement with Mr. Forkner, providing for the payment of $7,850 per month in connection with his activities in organizing Pacific Coast National Bancorp and Pacific Coast National Bank. In addition, the consulting agreement provided for deferred compensation of $5,083 per month to be paid on the date the Bank opened for business. This agreement terminated on May 16, 2005 when Mr. Forkner became an employee of the Bank.

Compensation of the Chief Financial Officer

We have entered into an employment agreement with Terry A. Stalk regarding her employment as Chief Financial Officer of Pacific Coast National Bank. The term of the agreement is for five (5) years ending May 2010, and will automatically renew for successive one year terms following the end of the initial five year term unless either party provides notice that it will not seek to renew the agreement.

Under the terms of the agreement, Ms. Stalk initially received a base salary of $125,000 per year. Following the first year of the agreement, the base salary was reviewed by the board of directors and increased to $131,250. Ms. Stalk is eligible to participate in any incentive compensation plan and all other benefit programs adopted by the Bank and also receives additional life insurance plus other customary benefits such as health, dental and life insurance, membership fees to banking and professional organizations and an automobile allowance.

Ms. Stalk’s employment agreement also provided for the issuance of options to purchase 57,000 shares of common stock at an exercise price of $10.00 per share, exercisable within 10 years from the date of grant. 30,000 of the options are being treated as incentive stock options, and 27,000 are being treated as non-statutory stock options, all of which vest ratably over a period of three years beginning on the date of grant.

In reviewing the 2006 compensation of Ms. Stalk, the Compensation Committee and board of directors undertook the same evaluation set forth above with respect to executive officers. The Compensation Committee believes that Ms. Stalk’s total compensation is reasonable and competitive based on the overall performance of Pacific Coast National Bancorp.

On August 1, 2004, we entered into a consulting agreement with Terry A. Stalk, providing for the payment of $6,350 per month in connection with her activities in organizing Pacific Coast National Bancorp and Pacific Coast National Bank. In addition, the consulting agreement provided for deferred compensation of $3,250 per month to be paid on the date the Bank opened for business. This agreement was terminated effective May 16, 2005, when Ms. Stalk became an employee of the Bank.

Compensation of the President

We have entered into an employment agreement with Michael S. Hahn regarding his employment as President of Pacific Coast National Bank. The term of the agreement is for five (5) years ending May 2010 and will automatically renew for successive one year terms following the end of the initial five year term unless either party provides notice that it will not seek to renew the agreement.

Under the terms of the agreement, Mr. Hahn initially received a base salary of $135,000 per year. Following the first year of the agreement, the base salary was reviewed by the board of directors and increased to $141,750. Mr. Hahn is eligible to participate in any incentive compensation plan and all other benefit programs adopted by the Bank and also receives additional life insurance plus other customary benefits such as health, dental and life insurance, membership fees to banking and professional organizations and an automobile allowance or use of a company-owned vehicle.

Mr. Hahn’s employment agreement also provided for the issuance of options to purchase 91,200 shares of common stock at an exercise price of $10.00 per share, exercisable within 10 years from the date of grant. 30,000 of the options are being treated as incentive stock options, and 61,200 are being treated as non-statutory stock options, all of which vest ratably over a period of three years beginning on the date of grant.

In reviewing the 2006 compensation of Mr. Hahn, the Compensation Committee and board of directors undertook the same evaluation set forth above with respect to executive officers. The Compensation Committee believes that Mr. Hahn’s total compensation is reasonable and competitive based on the overall performance of Pacific Coast National Bancorp.

On November 1, 2003, we entered into a consulting agreement with Mr. Hahn, providing for the payment of $7,850 per month in connection with his activities in organizing Pacific Coast National Bancorp and Pacific Coast National Bank. In addition, the consulting agreement provided for deferred compensation of $3,834 per month to be paid on the date the Bank opened for business. This agreement terminated on April 1, 2005 when Mr. Hahn became an employee of the Bank.

Compensation of the Chief Credit Officer

We entered into an employment agreement with Richard W. Grinyer regarding his employment as Executive Vice President and Chief Credit Officer of Pacific Coast National Bank. Mr. Grinyer resigned from his positions with the Company effective April 16, 2007 and became an at-will employee. His employment agreement has been terminated by mutual agreement. It is likely that the future Chief Credit Officer will receive an employment contract once that person is identified and hired.

Under the terms of the agreement, Mr. Grinyer received a base salary of $125,000 per year. Following the first year of the agreement, the base salary was reviewed by the board of directors and increased to $131,250. Mr. Grinyer was eligible to participate in any incentive compensation plan and all other benefit programs adopted by the Bank and also received additional life insurance plus other customary benefits such as health, dental and life insurance, membership fees to banking and professional organizations and an automobile allowance or use of a company-owned vehicle.

Mr. Grinyer’s employment agreement also provided for the issuance of options to purchase 91,200 shares of common stock at an exercise price of $10.00 per share, exercisable within 10 years from the date of grant. 30,000 of the options are being treated as incentive stock options, and 61,200 are being treated as non-statutory stock options, all of which vest ratably over a period of three years beginning on the date of grant. At the time of his resignation, 30,400 unvested options were forfeited; 10,000 were treated as incentive stock options and 20,400 were treated as non-statutory stock options.

In reviewing the 2006 compensation of Mr. Grinyer, the Compensation Committee and board of directors undertook the same evaluation set forth above with respect to executive officers. The Compensation Committee believed that Mr. Grinyer’s total compensation was reasonable and competitive based on the overall performance of Pacific Coast National Bancorp.

On November 1, 2003, we entered into a consulting agreement with GRCAC, LLC, providing for the payment of $6,850 per month in connection with its activities in organizing Pacific Coast National Bancorp and Pacific Coast National Bank. In addition, the consulting agreement provided for deferred compensation of $4,000 per month to be paid on the date the Bank opened for business. GRCAC, LLC is a California limited liability company organized by Richard W. Grinyer for the purpose of providing consulting services to Pacific Coast National Bancorp and the Bank in connection with the organization and pre-opening activities of each entity. Richard Grinyer is the managing member of GRCAC, LLC. This agreement was terminated effective May 16, 2005, when Mr. Grinyer became an employee of the Bank.

Consulting agreements

There are no consulting agreements in place for the executive officers. Prior to the Bank opening, each of the four executives entered into consulting agreements which are detailed above in the section entitled “Employment Agreements.”

Executive Compensation Deductibility

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid to a company’s chief executive officer or any of the four other most highly compensated officers. Section 162(m) specifically exempts certain performance-based compensation from the deduction limit. The board of directors and Compensation Committee generally intends to limit non-performance based compensation and grant awards under the 2005 Stock Incentive Plan, consistent with terms of Section 162(m) so that the awards will not be subject to the $1,000,000 deductibility limit.

2006 Executive Compensation

Summary of cash and certain other compensation

The following table sets forth for each of our named executive officers: (i) the dollar value of base salary and bonus earned during the year ended December 31, 2006; (ii) for options outstanding to each named executive officer, the dollar amount recognized in 2006 by the Company for such options in accordance with FAS 123 (R); (iii) the dollar value of earnings for services pursuant to awards granted during the year under non-equity incentive plans; (iv) the change in pension value and non-qualified deferred compensation earnings during the year; (v) all other compensation for the year; and, finally, (vi) the dollar value of total compensation for the year.

Summary Compensation Table - Senior Executives

Name and Principal Position	Year	Salary	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Colin M. Forkner Chief Executive Officer	2006	165,769	-	-	384,394	-	-	27,011 (1)	577,174

Terry A. Stalk Chief Financial Officer	2006	128,606	-	-	243,404	-	-	29,668 (2)	401,679

Michael S. Hahn President Chief Operating Officer	2006	138,894	-	-	384,394	-	-	11,068 (3)	534,356

Richard W. Grinyer Executive Vice President Chief Credit Officer	2006	128,606	-	-	384,394	-	-	14,098 (4)	527,098

(1) Includes an auto allowance of $750 per month, gasoline, auto insurance, and toll road charges reimbursements, and annual life insurance premiums.
(2) Includes an auto allowance of $500 per month, gasoline, auto insurance, and toll road charges reimbursements, annual life insurance premiums, and the cost of lodging several nights per week because Mrs. Stalk lives out of the area.
(3) Includes an auto allowance or use of a company-owned car, auto maintenance, gasoline, auto insurance, and toll road charges reimbursements, and annual life insurance premiums.
(4) Includes an auto allowance or use of a company-owned car, auto maintenance, gasoline, auto insurance, and toll road charges reimbursements, and annual life insurance premiums.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information on outstanding option awards held by the named executive officers at December 31, 2006, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option. There were no stock awards outstanding as of December 31, 2006.

Outstanding Equity Awards at December 31, 2006 Year-End Table
(Executive Officers)

	Option Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Option Exercise Price ($)	Option Expiration Date
Name	Exercisable	Unexercisable

Colin M. Forkner	30,400		-	$10.00	5/14/15
		60,800	-	$10.00	5/14/15
		4,416	-	$13.25	5/14/16

Terry A. Stalk	19,000		-	$10.00	5/14/15
		38,000	-	$10.00	5/14/15
		4,416	-	$13.25	5/14/16

Michael S. Hahn	30,400		-	$10.00	5/14/15
		60,800	-	$10.00	5/14/15
		4,416	-	$13.25	5/14/16

Richard W. Grinyer	30,400		-	$10.00	5/14/15
		60,800	-	$10.00	5/14/15
		4,416	-	$13.25	5/14/16

Health and insurance benefits

Our full-time officers and employees are provided hospitalization and major medical insurance. We pay a substantial part of the premiums for these coverages. All insurance coverage under these plans is provided under group plans on generally the same basis to all full-time employees. In addition, we maintain term life insurance, which provides benefits to all employees who have completed one month of full-time employment with us.

DIRECTOR COMPENSATION

Meetings of our board of directors are held regularly each month. We do not currently make cash payments to directors for any service provided as a director. Under the 2005 Stock Incentive Plan, directors may be compensated for their service to the Company with non-statutory stock options. We intend to begin compensating our directors with cash payments for their service once Pacific Coast National Bancorp and Pacific Coast National Bank become profitable.

Summary Compensation Table - Directors

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Thomas J. Applegate	-	-	11,919	-	-	-	11,919
Michael V. Cummings	-	-	6,355	-	-	-	6,355
David E. Davies	-	-	6,355	-	-	-	6,355
Fred A. deBoom	-	-	5,297	-	-	-	5,297
Colin M. Forkner (1)	-	-	-	-	-	-	-
Richard W. Grinyer (1)	-	-	-	-	-	-	-
Michael S. Hahn (1)	-	-	-	-	-	-	-
David Johnson	-	-	6,355	-	-	-	6,355
Dennis C. Lindeman	-	-	6,885	-	-	-	6,885
Denis H. Morgan	-	-	6,355	-	-	-	6,355
James W. Shute	-	-	5,297	-	-	-	5,297
John Vuona	-	-	5,297	-	-	-	5,297

(1) Inside directors do not receive compensation as directors. Please see executive compensation tables.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

General

Under Section 402 of the Sarbanes-Oxley Act of 2002, it is now unlawful for any issuer to extend, renew or arrange for the extension of credit in the form of a personal loan to or for any director or executive officer of that issuer. This prohibition does not apply to loans that were made on or prior to July 30, 2002, or certain types of loans described in Section 402 that are (i) made available by the issuer in the ordinary course of the issuer’s consumer credit business; (ii) of a type generally made available by such issuer to the public; and (iii) made by the issuer on market terms, or terms that are no more favorable than those offered by the issuer to the general public.

Section 402 also does not apply to loans by an insured depository institution, such as Pacific Coast National Bank, if the loan is subject to the insider lending restrictions of Section 22(h) of the Federal Reserve Act or the Federal Reserve’s Regulation O. We believe that all related transactions comply with Section 402 of the Sarbanes-Oxley Act or have been made pursuant to a valid exception from Section 402 of the Sarbanes-Oxley Act.

Certain of our officers, directors and principal shareholders and their affiliates have had transactions with Pacific Coast National Bank, including borrowings and investments in certificates of deposit. Our management believes that all such loans and investments have been and will continue to be made in the ordinary course of business of Pacific Coast National Bank on substantially the same terms, including interest rates paid and collateral required, as those prevailing at the time for comparable transactions with unaffiliated persons, and do not involve more than the normal risk of collectibles or present other unfavorable features.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities (the “10% Shareholders”), to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Officers, directors and 10% Shareholders of the Company are required by the Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms so filed.

Based solely on review of copies of such forms received, the Company believes that, during the last fiscal year, all filing requirements under Section 16(a) applicable to its officers, directors and 10% Shareholders were timely met, except that all directors and executive officers filed late their Forms 3 reporting their respective initial ownership, and each of the directors and executive officers filed a Form 4 late reporting one stock option grant for such director and executive officer. In addition, Mr. Grinyer filed a Form 4 late reporting his forfeiture of options in connection with his resignation.

PROPOSAL TWO:
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Background

The Audit Committee has selected McGladrey & Pullen, LLP as our independent accountants for the fiscal year ended December 31, 2007 and has further directed that management submit the selection of independent accountants for ratification by our shareholders at the annual meeting.

On April 16, 2007, the Audit Committee resolved to retain McGladrey & Pullen, LLP, certified public accountants, to serve as independent registered public accounting firm of the Company for the year ending December 31, 2007. Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility for the selection of the Company’s independent registered public accounting firm. Shareholder ratification of the selection of McGladrey & Pullen, LLP as our independent accountants is not required by our bylaws or otherwise. However, we are submitting the selection of McGladrey & Pullen, LLP to our shareholders for ratification as a matter of good corporate practice. If our shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain McGladrey & Pullen, LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it is determined that a change would be in the best interests of our company and shareholders.

Effective April 16, 2007, the Audit Committee dismissed Vavrinek, Trine, Day & Co., LLP, the Company’s previous independent registered public accounting firm, and engaged McGladrey & Pullen, LLP to act as the new principal independent registered public accounting firm for the Company and its subsidiaries. The reports of VTD on the consolidated financial statements of the Company as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that VTD’s audit report on the consolidated financial statements of the Company as of and for the year ended December 31, 2006 contained a paragraph that stated that the Company adopted new accounting guidance which impacted the Company’s accounting for stock options. In connection with the audits for the fiscal years ended December 31, 2006 and 2005 and through the date hereof, there were no disagreements with VTD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of VTD, would have caused VTD to make reference to the subject matter of the disagreements in connection with its reports. Furthermore, there were no “reportable events” as that term is defined in paragraph (a)(iv)(B) of Item 304 of Regulation S-B with respect to the Company.

Vote required

The affirmative vote of a majority of the issued and outstanding shares of our common stock present, in person or by proxy, and voting at the annual meeting is required to approve this proposal. Abstentions and broker non-votes will each be counted as present for determining the presence of a quorum but will not be counted as a vote “FOR” or “AGAINST” the proposal.

Your board of directors unanimously recommends a vote “FOR” the ratification of the selection of McGladrey & Pullen, LLP as our independent accountants for 2007. If you return a signed proxy sheet without indicating your vote with respect to this proposal, your shares will be voted “FOR” the proposal.

Principal auditor fees and services

The following table shows the fees paid by us for the audit and other services provided by our auditor, Vavrinek, Trine & Day, LLP, for fiscal 2006 and 2005.

	2006	2005
Audit Fees	$29,000	$13,000
Audit-related Fees		-
Tax Fees	4,000	3,000
All Other Fees		-

Total	$33,000	$16,000

As defined by the Securities and Exchange Commission, (i) “Audit Fees” are fees for professional services rendered by the company’s principal accountant for the audit of the company’s annual financial statements and review of financial statements included in the company’s Form 10-QSB and Form 10-KSB, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by the company’s principal accountant that are reasonably related to the performance of the audit or review of the company’s financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by the company’s principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by the company’s principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Under applicable Securities and Exchange Commission rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditors in order to ensure that they do not impair the auditors’ independence. The Commission’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent auditors.

Consistent with the Commission’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent auditors to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.

OTHER MATTERS

To the best knowledge, information and belief of the directors, there are no other matters that are to be acted upon at the annual meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

Except for reports of operations and activities by management, which are for informational purposes only and require no action of approval or disapproval, management neither knows of nor contemplates any other business that will be presented for action by the shareholders s at the annual meeting. If any further business is properly presented at the annual meeting, the persons named as proxies will act in their discretion on behalf of the shareholders they represent.

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF SHAREHOLDERS

Our 2008 annual meeting of shareholders is expected to be held in June of 2008. We must receive by certified mail any shareholder proposal intended to be presented at the next annual meeting of shareholders for inclusion in our proxy materials. Proposals must comply with the proxy rules relating to shareholder proposals, including Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials. Proposals should be delivered to Pacific Coast National Bancorp, Attn: Corporate Secretary, 905 Calle Amanecer, Suite 100, San Clemente, California 92673, prior to the specified deadline.

Securities and Exchange Commission rules and regulations provide that if the date of our 2008 annual meeting is advanced or delayed more than 30 days preceding the anniversary date of this year’s annual meeting, shareholder proposals intended to be included in the proxy materials for the 2008 annual meeting must be received by us within a reasonable time before we begin to print and mail the proxy materials for the 2008 annual meeting. We will disclose any change in the earliest possible Quarterly Report on Form 10-QSB, upon our determination that the date of the 2008 annual meeting will be advanced or delayed by more than 30 days preceding the anniversary date of this year’s meeting.

Under our bylaws certain procedures are provided that a shareholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of shareholders. These procedures provide that nominations for director and/or an item of business to be introduced at an annual meeting of shareholders must be submitted in writing to our Secretary at our principal executive offices. With respect to director nominations and/or other items of business, we must receive the notice of your intention to introduce a nomination at our 2008 annual meeting no later than:

•	not less than 60 days nor more than 270 days prior to the 2008 annual meeting; or

•
in the event that less than 30 days’ notice or prior disclosure of the date of the meeting is given to our shareholders, notice by the shareholder must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such disclosure was made.

The notice of a nomination for election of a director must contain the following information:

•	the name and address of the shareholder making the nomination and the persons intended to be nominated;

•	the class and number of shares of our capital stock that are beneficially owned by the shareholder making the nomination;

•
a representation that the shareholder is a holder of record of shares of the company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons pursuant to which the nomination or nominations are to be made by the shareholder;

•
such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated by the board of directors; and

•	the consent of each nominee to serve as a director, if so elected.

With respect to other items of business, the notice of a proposed item of business must contain the following information:

•	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

•	the name and address of the shareholder making the proposal as it appears on our record books;

•	the class and number of shares of our capital stock that are beneficially owned by the shareholder making the proposal; and

•	any material interest of such shareholder in such business.

ADDITIONAL INFORMATION

A copy of our 2006 Annual Report on Form 10-KSB is being mailed with this proxy statement to each shareholder of record. Shareholders not receiving a copy of the annual report may obtain one without charge. Requests and inquiries should be addressed to: Pacific Coast National Bancorp, 905 Calle Amanecer, Suite 100, San Clemente, California 92673, Attn: Corporate Secretary, (949) 361-4300.

APPROVAL OF THE BOARD OF DIRECTORS

The contents of the proxy statement have been approved and our board of directors has authorized the mailing thereof to our shareholders.

By Order of the Board of Directors,

/s/ Michael S. Hahn
Michael S. Hahn
President

San Clemente, California
April 27, 2007

EXHIBIT LIST

1.	Audit Committee Charter
2.	Compensation Committee Charter
3.	Nomination and Governance Committee Charter

Exhibit 1

Pacific Coast National Bancorp Audit Committee Charter
SECTION	TOPIC AUDIT COMMITTEE CHARTER	NO.
PAGE 1	DATE 06/2005	REV

The Audit Committee will be a standing Committee of the Board of Directors with duties and responsibilities contained in this policy. The Audit Committee will consist of at least three non-officer Directors appointed by the Board. The Board also will appoint the Chairman of the Committee.

It is the function of the Audit Committee to enable the Directors to discharge their fiduciary responsibilities for accurate and complete financial reporting and for the safety and soundness of the Bank. The Committee shall have the following general duties and functions:
1.	To review the quality and consistency of the Bank’s financial controls and accounting procedures and to direct changes and improvements as appropriate.
2.
To review all quarterly and other periodic financial reports issued by the Bank to confirm that the accounting policies and procedures employed are appropriate and in accordance with generally accepted accounting principles.

3.
To review and approve in advance all news releases and other information to be disseminated to regulators, the media, the public or to shareholders involving disclosures of financial information for the Bank.

4.	To meet with the Bank's:
•	Certified public accountants to review the findings of their financial audits;
•
Internal auditors and any contracted external auditors in the assessment of internal controls and condition, including the Bank’s Information Technology (IT) Audit program results. At its discretion, the Committee may authorize, at Bank expense, the performance of special examination services of any aspect of the Bank's operations. Also, refer to separate, but closely related, Internal Controls Policy.

5.	In the event of disagreement between the internal auditors and Bank Management arising from an audit procedure, the Committee shall determine the Bank’s official position in the matter.
6.	To approve or disapprove any change of certified public accountants or other internal or external auditors of the Bank, subject to the final authority of the Board of Directors.

The duties of the Audit Committee normally will be discharged in conjunction with three components of the Bank's organization:
1.	Internal auditors’ periodic audit program and special examinations.
2.	Chief Financial Officer’s certification of accounts program.
3.	Certified Public Accountant audits of financial condition.

An outline of activities to be conducted in each of these components is as follows:

Pacific Coast National Bancorp Audit Committee Charter
SECTION	TOPIC AUDIT COMMITTEE CHARTER	NO.
PAGE 2	DATE 06/2005	REV

Relations with Internal Auditors
1.	Discuss and approve scope of audit examinations before engagement is begun.
2.	Review audit findings and conclusions informally before release for Board review.
3.	Review auditor's letter to management on efficiency of accounting administration and internal control.
4.	Discuss pronouncements of regulatory authorities and their affect on Bank's operations.
5.	Review general performance of internal auditors by consultation with appropriate Bank personnel.
6.	Review scope and qualification of special services performed, or to be performed, by contracted external auditors at request of management.
7.	Meet with each auditor group as frequently as necessary to accomplish the above.

Relations with Chief Financial Officer and Internal Audit & Certification Programs
1.	Review scope and adequacy of internal audits programs.
2.	Review findings of internal audit examinations in particular situations.
3.	Assess the quality of the internal audit program and periodically recommend changes in program if it does not meet the desired standards.
4.	Meet with internal audit group and independent auditors including joint meetings as appropriate.
5.	Review findings with respect to Code of Conduct issues.

Relations with Chief Executive Officer, Chief Financial Officer and CPAs
Although the Chief Executive Officer and Chief Financial Officer are not designated members of the Audit Committee, their attendance at the Committee's meetings will be customary. They shall report on financial results, accounting problems, staffing of accounting functions and other elements of financial controls and coordinate the activities of the CPAs in their periodic and annual visitations.

The above noted arrangement will assure good communication between the Chief Executive Officer, Chief Financial Officer and the internal auditors and CPAs without impairing the independence of the Audit Committee.

Certain additional general duties and responsibilities of the Audit Committee are as follows:
1.	Review and approve for Board consideration all filing of financial condition reports with regulatory agencies.
2.	Undertake any appropriate assignments requested by the Board of Directors.
3.	Review financial content of Bank's annual financial and business plans.
4.	Counsel Board of Directors on selection of accounting policies under certain circumstances.
5.	Recommend or initiate investigation of adverse operating results or trends where applicable.
6.	Prepare and approve minutes of all Audit Committee meetings for Board distribution.

Pacific Coast National Bancorp Audit Committee Charter
SECTION	TOPIC AUDIT COMMITTEE CHARTER	NO.
PAGE 3	DATE 06/2005	REV

Organizational Structure
The internal auditors and certified public accountants shall report to the Audit Committee. The auditors also are accountable to the Executive Management of the Bank.

Communications Standards
1.	Auditors shall provide the Audit Committee, in written form, a report of all findings, both positive and negative, regarding the Bank's operating condition.
2.	Auditors shall meet with the Audit Committee not less than once annually to review material presented in the audit reports.
3.	Reports shall be prepared in a narrative format.
4.	Findings shall be submitted on a timely basis to permit effective response.
5.	Bank Management shall plan and execute corrective action and report results to the Audit Committee in a written response to the audit report.

Audit Program
The Bank's audit program shall be comprised of no less than the following:
1.	A flowchart, or narrative, which includes the scope of examination and/or a checklist of areas to be examined.
2.	Controls that must be built into the operating system to preclude the possibility of fraud or loss to the Bank.

3.	Emphasis on the necessity for controls and their usefulness to improve operations and identify weaknesses critical in nature.
4.	Determination that records of the Bank are adequate and that the assets and liabilities of the Bank are properly stated and protected.

Exhibit 2

Pacific Coast National Bancorp Compensation Committee Charter
SECTION	TOPIC COMPENSATION COMMITTEE CHARTER	NO.
PAGE 1	DATE 06/2005	REV

Purpose
The function of the Compensation Committee (the “Committee”) is to assist the Board of Directors in fulfilling its oversight responsibilities relating to executive compensation and to produce an annual report on executive compensation for inclusion in the Company’s annual proxy statement.

Composition
The Committee shall consist of two or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the rules of the NASDAQ Stock Market and the SEC. Additionally, no director may serve unless that director (1) is a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (2) satisfies the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code.

Appointment and Removal
The members of the Committee shall be appointed by the Board of Directors upon the recommendation of the Nomination and Governance Committee and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairperson
Unless a Chairperson is elected by the full Board of Directors, upon the recommendation of the Nomination and Governance Committee, the members of the Committee shall designate a Chairperson by majority vote of the full Committee membership. The Chairperson will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees
In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings
The Committee shall meet as frequently as circumstances dictate. The Chairman of the Board or any member of the Committee may call meetings of the Committee. The Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities.

Duties and Responsibilities
The Committee shall have the following duties and responsibilities:

Pacific Coast National Bancorp Compensation Committee Charter
SECTION	TOPIC COMPENSATION COMMITTEE CHARTER	NO.
PAGE 2	DATE 06/2005	REV

•
Review and approve on an annual basis the corporate goals and objectives relevant to the compensation of the Vice Chairman/Chief Executive Officer, evaluate the Vice Chairman/Chief Executive Officer’s performance in light of these goals and objectives, and, either as a committee or together with other independent directors (as directed by the Board), determine and approve the Vice Chairman/Chief Executive Officer’s compensation based on this evaluation (including salary, bonus, incentive and equity compensation).

•
Review and approve on an annual basis the evaluation process and compensation structure for the Company’s and its subsidiaries officers. Evaluate the performance of the Company’s senior executive officers (President/Chief Operating Officer, Executive Vice President/Chief Credit Officer. Senior Vice President/Chief Financial Officer)and approve annual compensation (including salary, bonus, incentive and equity compensation).

•	Review director compensation levels and practices, and recommends, from time to time, changes in such compensation levels and practices to the Board of Directors.

•	Review the Company’s compensation, incentive compensation and equity-based plans and recommend changes in such plans to the Board of Directors as needed.

•	Prepare and publish an annual executive compensation report in the Company’s proxy statement.

•	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law as the Committee or the Board of Directors deem appropriate.

Advisors
The Committee shall have the authority to retain such compensation consultants, outside counsel and other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

Pacific Coast National Bancorp Compensation Committee Charter
SECTION	TOPIC COMPENSATION COMMITTEE CHARTER	NO.
PAGE 3	DATE 06/2005	REV

Reports and Performance Review
The Committee shall report its actions and any recommendations to the Board of Directors after each Committee meeting and shall conduct and present to the Board of Directors an annual performance evaluation of the Committee. The Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

Disclosure of Charter
This Charter will be made available in accordance with applicable rules and regulations.

Exhibit 3

Pacific Coast National Bank Nomination and Governance Committee Charter
SECTION	TOPIC NOMINATION AND GOVERNANCE COMMITTEE CHARTER	NO.
PAGE 1	DATE 11/2006	REV

Purpose
The function of the Nomination and Governance Committee (the “Committee”) is to identify individuals qualified to become board members and to select, or to recommend that the Board of Directors select, the director nominees for the next annual meeting of stockholders, to oversee the selection and composition of committees of the Board of Directors, to oversee management continuity planning processes and to develop and implement the Company’s Corporate Governance Guidelines.

Composition
The Committee shall consist of two or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” in accordance with the rules of the NASDAQ and the SEC.

Appointment and Removal
The members of the Committee shall be appointed by the Board of Directors and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. Any and all of the members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairperson
Unless a Chairperson is elected by the full Board of Directors, the members of the Committee shall designate a Chairperson by majority vote of the full Committee membership. The Chairperson will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees
In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings
The Committee shall meet as frequently as circumstances dictate. The Chairman of the Board or any member of the Committee may call meetings of the Committee. The Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities.

Duties and Responsibilities
The Committee shall have the following duties and responsibilities:

Pacific Coast National Bank Nomination and Governance Committee Charter
SECTION	TOPIC NOMINATION AND GOVERNANCE COMMITTEE CHARTER	NO.
PAGE 2	DATE 11/2006	REV

•
Establish criteria for the selection of new directors to serve on the Board of Directors, taking into account at a minimum all applicable laws, rules, regulations and listing standards, a potential candidate’s experience, areas of expertise and other factors relative to the overall composition of the Board of Directors.

•
Identify individuals believed to be qualified as candidates to serve on the Board of Directors of the Company and its subsidiaries and select, or recommend that a majority of independent members of the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the shareholders at an annual or special meeting.

•	Review director candidates submitted by shareholders in accordance with the policy set forth in the Company’s Amended and Restated Articles of Incorporation

•	Monitor the orientation and continuing education program for directors at least periodically.

•
Annually review the Board of Director’s committee structure and recommend to the Board of Directors to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as to any other factors the Committee deems relevant, and when appropriate, make recommendations regarding the removal of any member of any committee.

•	Recommend members of the Board of Directors to serve as the Chair of the committees of the Board of Directors.

•	Annually review the adequacy of the charters adopted by each committee of the Board, and recommend changes as necessary.

•
Oversee and approve the management continuity planning process. Annually review and evaluate the succession plans relating to the Vice Chairman & CEO and other executive officer positions and make recommendations to the Board of Directors with respect to the selection of individuals to occupy these positions.

•	Annually review CEO’s performance.

Pacific Coast National Bank Nomination and Governance Committee Charter
SECTION	TOPIC NOMINATION AND GOVERNANCE COMMITTEE CHARTER	NO.
PAGE 3	DATE 11/2006	REV

•
Manage the evaluation and individual performance of the Board of Directors and its committees. Based on the results of the annual evaluation, as well as on any other matters the Committee shall deem relevant, the Committee shall make such recommendations to the Board of Directors regarding board processes and other items deemed appropriate to improve or ensure the effective functioning of the Board of Directors as the Committee shall from time to time deem advisable or appropriate.

•
Develop and recommend to the Board of Directors for its approval a set of Corporate Governance Guidelines. The Committee shall review the Guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

•	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law as the Committee or the Board of Directors deem appropriate.

Advisors
The Committee shall have the authority to retain a search firm to assist in identifying director candidates, and retain outside counsel and other advisors, as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

Reports and Performance Review
The Committee shall report its actions and any recommendations to the Board of Directors after each Committee meeting and shall conduct and present to the Board of Directors an annual performance evaluation of the Committee. The Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

Disclosure of Charter
This Charter will be made available in accordance with applicable rules and regulations.